EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB (the “Report”) of Quest Oil Corporation  (the “Company”) for the quarter ended September 30, 2004, each of the undersigned Roderick Bartlett, the Chief Executive Officer of the Company, and Cameron King, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigneds’ knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 19, 2004                                 /s/ Roderick Bartlett
Roderick Bartlett
Chief Executive Officer

Dated: November 19, 2004                                  /s/ Cameron King
                                                            Cameron King
                                                                                Chief Financial Officer